UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 1, 2025 (July 1, 2025)
___________________
ENTERPRISE BANCORP, INC.
(exact name of registrant as specified in charter)

Massachusetts	001-33912	04-3308902
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

222 Merrimack Street
Lowell,	Massachusetts			01852
(address of principal executive offices)				(Zip Code)
		(978)	459-9000
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EBTC	NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
     If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, Enterprise Bancorp, Inc. (“Enterprise” or the “Company”), Enterprise Bank and Trust Company, a Massachusetts-chartered trust company and wholly owned subsidiary of the Company (“Enterprise Bank”), Independent Bank Corp. (“Independent”), and Rockland Trust Company, a Massachusetts-chartered trust company and wholly owned subsidiary of Independent (“Rockland Trust”), entered into an Agreement and Plan of Merger dated as of December 8, 2024 (the “Merger Agreement”).

On July 1, 2025 (the “Closing Date”), Independent and Enterprise completed the transactions contemplated by the Merger Agreement. On the Closing Date, Enterprise was merged with and into Independent, with Independent continuing as the surviving corporation (the “Merger”). Immediately thereafter, Enterprise Bank was merged with and into Rockland Trust, with Rockland Trust continuing as the surviving entity. The Merger Agreement and the transactions contemplated thereby, including the Merger, are more particularly described in Enterprise’s Definitive Proxy Statement on Schedule DEFM14A (File No. 001-33912) filed by Enterprise with the U.S. Securities and Exchange Commission (the “SEC”) on February 19, 2025.

Upon the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”) each share of Enterprise common stock, par value $0.01 per share (the “Enterprise Common Stock”), outstanding immediately prior to the Effective Time, other than certain shares held by Independent or Enterprise, was converted into the right to receive (i) 0.60 shares (the “Exchange Ratio”) of Independent common stock, par value $0.01 per share (“Independent Common Stock”) (the “Stock Consideration”), and (ii) $2.00 in cash (the “Cash Consideration”). Each share of Enterprise Common Stock outstanding immediately prior to the Effective Time is also entitled to receive cash in lieu of fractional shares of Independent Common Stock (the Cash Consideration, the Stock Consideration and any cash in lieu of fractional shares collectively, the “Merger Consideration”).

As of the Effective Time, each option to purchase shares of Enterprise Common Stock (“Enterprise Option”), whether vested or unvested, that was then-outstanding and which was not exercised or canceled prior thereto fully vested and was canceled and, on the Closing Date, the holder thereof received from Enterprise or Enterprise Bank cash in an amount equal to the product of (i) the number of shares of Enterprise Common Stock provided for in each such Option, and (ii) the excess, if any, of (x) the Per Share Cash Equivalent Consideration (as defined in the Merger Agreement) over (y) the Exercise Price (as defined in the Merger Agreement). Any Option for which the Exercise Price exceeded the Per Share Cash Equivalent Consideration as of the Effective Time was canceled without payment.

Each award in respect of a share of Enterprise Common Stock subject to vesting, repurchase or other lapse restrictions granted under a Company Equity Plan (as defined in the Merger Agreement) that was outstanding and unvested immediately prior to the Effective Time (a “Company Restricted Stock Award”) automatically vested in full at the Effective Time and was considered an outstanding share of Enterprise Common Stock entitled to receive the Merger Consideration.

The foregoing summary of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is incorporated by reference as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, Enterprise requested that the Nasdaq Stock Market (“Nasdaq”) suspend trading of Enterprise Common Stock on Nasdaq and remove Enterprise Common Stock from listing on Nasdaq, in each case, prior to the market opening on July 1, 2025. Enterprise also requested that Nasdaq file a notification of removal from listing of Enterprise Common Stock on Form 25 with the SEC. As a result, Enterprise Common Stock will no longer be listed on Nasdaq.

Independent, as successor to Enterprise, intends to file a Form 15 with the SEC to request the deregistration of Enterprise Common Stock under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the suspension of Enterprise’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03. Material Modification to Rights of Security Holders.

As set forth under Item 2.01 of this Current Report on Form 8-K, as of the Effective Time, each holder of Enterprise Common Stock immediately prior to the Effective Time ceased to have any rights as a shareholder of Enterprise other than the right to receive the consideration as described above under Item 2.01 and subject to the terms and conditions set forth in the Merger Agreement.

The information set forth under Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

On July 1, 2025, Enterprise was merged with and into Independent pursuant to the Merger Agreement, with Independent continuing as the surviving corporation.

The information set forth under Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Time, all of Enterprise’s directors and executive officers ceased serving in such capacities.

As of the Effective Time, in accordance with the terms of the Merger Agreement, the following individuals, each of whom was a member of the board of directors of Enterprise immediately prior to the consummation of the Merger, were appointed to the board of directors of Independent and Rockland Trust: Kenneth S. Ansin and Joseph C. Lerner.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

At the Effective Time, the Amended and Restated Articles of Organization of the Company, as amended, and the Second Amended and Restated Bylaws of the Company ceased to be in effect by operation of law and the organizational documents of Independent (as successor to Enterprise by operation of law) remained the Restated Articles of Organization of Independent and the Amended and Restated Bylaws of Independent, consistent with the terms of the Merger Agreement. The foregoing references to the Restated Articles of Organization of Independent and the Amended and Restated Bylaws of Independent are not complete and are qualified in their entirety by reference to the complete text of the Restated Articles of Organization of Independent and the Amended and Restated Bylaws of Independent, which are incorporated by reference as Exhibits 3.1 and 3.2 hereto and are incorporated herein by reference.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01              Financial Statements and Exhibits.
(d)         The following exhibits are included with this Current Report on Form 8-K:
2.1: Agreement and Plan of Merger, dated as of December 8, 2024, by and among Independent Bank Corp., Rockland Trust Company, Enterprise Bancorp, Inc. and Enterprise Bank and Trust Company (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Enterprise Bancorp, Inc. on December 9, 2025) (schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided to the U.S. Securities and Exchange Commission upon request).

3.1: Restated Articles of Organization of Independent Bank Corp., as adopted July 15, 2015 (incorporated herein by reference to Exhibit 3.2 of the Current Report on Form 8-K filed by Independent Bank Corp. on July 20, 2015).

3.2: Amended and Restated Bylaws of Independent Bank Corp., as adopted October 19, 2017 (incorporated herein by reference to Exhibit 3.1 of the Current Report on Form 8-K filed by Independent Bank Corp. on October 23, 2017).

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Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENT BANK CORP., as successor
by merger to Enterprise Bancorp, Inc.

Date: July 1, 2025	By:	/s/ Patricia M. Natale
Patricia M. Natale
Executive Vice President
and General Counsel